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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): October 24, 2001
                                                          --------------------

                                   KEANE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

             001-7516                                    04-2437166
 -------------------------------               ---------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)


     Ten City Square, Boston, Massachusetts                        02129
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    (Address of Principal Executive Offices)                     (Zip Code)


                                 (617) 241-9200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.
        ------------

         On October 24, 2001, Keane, Inc., a Massachusetts corporation ("Keane"), reported its third quarter financial results and announced the schedule of the meeting and closing date for its acquisition of Metro Information Services, Inc.

         A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

       (a)   Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not applicable.

       (b)   Pro Forma Financial Information.
             -------------------------------

             Not applicable.

       (c)   Exhibits.
             --------

             99.1     Press Release for Third Quarter Financial Results

                                   -2-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2001                REGISTRANT

                                      KEANE, INC.

                                   By:  /s/ John J. Leahy
                                      ---------------------------------
                                      John J. Leahy
                                      Senior Vice President -- Finance and
                                      Administration and Chief Financial
                                      Officer

                                      -3-

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                                  EXHIBIT INDEX


Exhibit Number                 Description
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99.1                           Press Release for Third Quarter Financial Results